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                                                                   Exhibit 23.10

                        Consent of Smith & Howard, P.C.

        We consent to the incorporation by reference in the Registration Statement on Form S-8, pertaining to the Global Imaging Systems, Inc. 1998 Stock Option and Incentive Plan, of our report on the financial statements of Southern Business Communications Group dated January 8, 1998.

/s/ Smith & Howard, P.C.
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Smith & Howard, P.C.
Atlanta, Georgia
June 15, 1999